                                  EXHIBIT 23.4

                        CONSENT OF INDEPENDENT AUDITORS


    The Board of Directors
    Coram Healthcare Corporation:

    We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                           /s/ KPMG PEAT MARWICK LLP



    Orange County, California

    November 7, 1996